                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 23, 2001
                                                  ------------------------------


                      INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-27287             52-1672106
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission           (IRS Employer
       Incorporation)                File Number)        Identification No.)



   4750 Patrick Henry Drive, Santa Clara, California                95054
-------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (408) 855-0100
                                                    ----------------------------


                                     None.
-------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         In a press release dated July 23, 2001, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced the appointment of Patrick S. Jones to its Board of Directors.

         The information which is set forth in InterTrust's Press Release dated July 23, 2001 is incorporated by reference.


ITEM 7.  EXHIBITS

(c)  EXHIBITS:

      Exhibit
      Number
      ------
      99.1    Text of Press Release dated July 23, 2001.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   InterTrust Technologies Corporation
                                   -----------------------------------
                                   (Registrant)

Date:  July 26, 2001               By:     /s/ David Ludvigson
                                       ----------------------------------
                                       David Ludvigson
                                       President

                                       3
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                      INTERTRUST TECHNOLOGIES CORPORATION

                                 EXHIBIT INDEX

Exhibit
Number
------

99.1     Text of Press Release dated July 23, 2001.